Long-term debt (Tables)	12 Months Ended
Dec. 31, 2020
Financial Instruments [Abstract]
Summary of Long-Term Debt

FOR THE YEAR ENDED DECEMBER 31	NOTE	WEIGHTED AVERAGE INTEREST RATE AT DECEMBER 31, 2020	2020	2019
Notes payable(1)	28	0.24%	392	1,994
Loans secured by trade receivables	28	1.10%	1,050	1,050
Long-term debt due within one year(2)	24	5.52%	975	837
Total debt due within one year			2,417	3,881
(1)Includes commercial paper of $274 million in U.S. dollars ($349 million in Canadian dollars) and $1,502 million in U.S. dollars ($1,951 million in Canadian dollars) as at December 31, 2020 and December 31, 2019, respectively, which were issued under our U.S. commercial paper program and have been hedged for foreign currency fluctuations through forward currency contracts. See Note 28, Financial and capital management, for additional details.
(2)Included in long-term debt due within one year is the current portion of lease liabilities of $754 million and $775 million as at December 31, 2020 and December 31, 2019, respectively.

FOR THE YEAR ENDED DECEMBER 31	NOTE	WEIGHTED AVERAGE INTEREST RATE AT DECEMBER 31, 2020	MATURITY	2020	2019
Debt securities
1997 trust indenture		3.68%	2022-2050	16,400	14,500
1976 trust indenture		9.54%	2021-2054	1,100	1,100
2011 trust indenture		4.00%	2024	225	225
2016 U.S. trust indenture (1)		4.41%	2048-2049	2,228	2,273
1996 trust indenture (subordinated)		8.21%	2026-2031	275	275
Lease liabilities		4.91%	2021-2065	4,356	4,599
Other				386	328
Total debt				24,970	23,300
Net unamortized (discount) premium				(19)	15
Unamortized debt issuance costs				(70)	(63)
Less:
Amount due within one year	23			(975)	(837)
Total long-term debt				23,906	22,415
(1)At December 31, 2020 and 2019, notes issued under the 2016 U.S. trust indenture totaled $1,750 million in U.S. dollars, and have been hedged for foreign currency fluctuations through cross currency interest rate swaps. See Note 28, Financial and capital management, for additional details.